AMENDMENT NO. 1
                           Dated as of July 1, 2001

                                      to

                        POOLING AND SERVICING AGREEMENT
                         Dated as of February 1, 2001

                                     among

                      GREENWICH CAPITAL ACCEPTANCE, INC.,
                                   Depositor

                  GREENWICH CAPITAL FINANCIAL PRODUCTS, INC.,
                                    Seller

                                      and

                  BANKERS TRUST COMPANY OF CALIFORNIA, N.A.,
                                    Trustee

                    --------------------------------------

                     HarborView Mortgage Loan Trust 2001-1

            Mortgage Loan Pass-Through Certificates, Series 2001-1

         This AMENDMENT NO. 1, dated as of July 1, 2001 (the "Amendment"), to the Pooling and Servicing Agreement, dated as of February 1, 2001 (the "Original PSA"), among GREENWICH CAPITAL ACCEPTANCE, INC., as depositor (the "Depositor"), GREENWICH CAPITAL FINANCIAL PRODUCTS, INC., as seller (the "Seller"), and BANKERS TRUST COMPANY OF CALIFORNIA, N.A., as trustee (the "Trustee").

                              W I T N E S S E T H
                              - - - - - - - - - -

         WHEREAS, the Depositor, the Seller and the Trustee have heretofore entered into the Original PSA; and

         WHEREAS, the Depositor, the Seller and the Trustee desire to amend the Original PSA to provide for a call option with respect to the Class B-1 Certificates; and

         WHEREAS, CEDE & Co., the nominee of The Depository Trust Company, as Holder of all of the Class B-1 Certificates, acting at the direction of Nationwide Life Insurance Company, the beneficial owner of all of the Class B-1 Certificates, has indicated its consent to this Amendment as evidenced by the signature of its authorized officer appearing below; and

         WHEREAS, the Depositor has delivered to the Trustee the opinion of Brown & Wood LLP that (a) the terms of this Amendment will not result in the imposition of a tax on any REMIC created under the Original PSA pursuant to the REMIC Provisions or cause any REMIC created thereunder to fail to qualify as a REMIC at any time that any Certificates are outstanding and (b) this Amendment is being made in accordance with the terms of Section 12.01 of the Original PSA.

         NOW, THEREFORE, the parties hereto agree as follows:

         SECTION 1.   Defined Terms.

         For purposes of this Amendment, unless the context clearly requires otherwise, all capitalized terms which are used but not otherwise defined herein shall have the respective meanings assigned to such terms in the Original PSA.

         SECTION 2.   Amending Provisions.

         Subsection 2.1. The last sentence of the third paragraph of the Preliminary Statement is hereby amended and restated as follows:

         "In addition to evidencing a REMIC Regular Interest, each of the Class A-1, Class A-2, Class A-3 and Class B-1 Certificates will represent the related Call Option and the rights and obligations associated therewith, which shall constitute neither rights nor obligations of any REMIC created hereunder."

         Subsection 2.2. Section 1.01 of the Original PSA is hereby amended by
(i) adding the following definitions:



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                  "'Class B-1 Call Option`: With respect to each Class B-1
         Certificate, the right granted by the Trustee, on behalf of the Holder of such Certificate, to the Class B-1 Call Option Holder, under the Class B-1 Call Option Agreement, to require such Holder to sell such Certificate to the Class B-1 Call Option Holder on the Call Option Date, which option is exercisable by the Class B-1 Call Option Holder during the Call Option Period."

                  "'Class B-1 Call Option Agreement`: The Class B-1 Call Option Agreement, dated as of the date hereof, between the Class B-1 Call Option Holder and the Trustee."

                  "'Class B-1 Call Option Holder`: Greenwich Capital Markets, Inc.";

and (ii) amending and restating the following definitions:

                  "'Call Option`: In the case of the Class A-1, Class A-2 and Class A-3 Certificates, the Senior Call Option with respect to all, but no less than all, of the Class A-1 Certificates, all, but no less than all, of the Class A-2 Certificates and/or all, but no less than all, of the Class A-3 Certificates, as applicable; in the case of the Class B-1 Certificates, the Class B-1 Call Option with respect to all, but no less than all, of the Class B-1 Certificates."

                  "'Call Option Purchase Price`: With respect to (i) any Class A-1, Class A-2 or Class A-3 Certificate for which the Senior Call Option Holder has exercised the related Call Option and (ii) any Class B-1 Certificate for which the Class B-1 Call Option Holder has exercised the related Call Option, the sum of (a) 100% of the outstanding Certificate Principal Balance of such Certificate on the Call Option Date (after giving effect to any principal distributions otherwise made on such date) plus (b) accrued and unpaid interest thereon at the applicable Pass-Through Rate due on the Call Option Date (after giving effect to any interest distributions otherwise made on such date)."

         Subsection 2.3. The first sentence of the fourth paragraph of Section 5.02(d) of the Original PSA is hereby amended and restated as follows:

                  "No transfer of a Certificate that is subject to a Call Option and that is also a Physical Certificate shall be made unless the Trustee shall have received a representation from the transferee of such Certificate, acceptable to and in form and substance satisfactory to the Trustee and the Depositor, to the effect that (i) in the case of a Class A-1, Class A-2 or Class A-3 Certificate, such transferee is neither an employee benefit plan or other plan or arrangement subject to Section 406 of ERISA or to Section 4975 of the Code that is sponsored by the Senior Call Option Holder with respect to that Certificate or by an affiliate of the Senior Call Option Holder, nor a person acting on behalf of any such plan or arrangement or using the assets of any such plan or arrangement to effect the transfer; and (ii) in the case of a Class B-1 Certificate, such transferee is neither an employee benefit plan or arrangement subject to Section 406 of ERISA or to


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

         Section 4975 of the Code that is sponsored by the Class B-1 Call Option Holder with respect to that Certificate or by an affiliate of the Class B-1 Call Option Holder, nor a person acting on behalf of any such plan or arrangement or using the assets of any such plan or arrangement to effect the transfer."

         Subsection 2.4. Section 8.17 of the Original PSA is hereby amended and restated in its entirety as follows:

         "SECTION 8.17.  Call Options.

         (a) During the Call Option Period, the Senior Call Option Holder may exercise its Senior Call Option with respect to each Class A-1, Class A-2 and Class A-3 Certificate, and the Class B-1 Call Option Holder may exercise its Call Option with respect to each Class B-1 Certificate, in each case by providing written notice to the Trustee; provided, however, that with respect to the Class A-1, Class A-2 and Class A-3 Certificates, the Senior Call Option Holder may only exercise its Call Options with respect to all, but no fewer than all, of the outstanding Certificates of any of such Classes and the Class B-1 Call Option Holder may only exercise its Call Option with respect to all, but no fewer than all, of the outstanding Class B-1 Certificates.

         (b) At the end of the Call Option Period, the Trustee shall notify each Holder of a Class A-1, Class A-2, Class A-3 and Class B-1 Certificate for which the related Call Option was exercised, in each case consistent with the notification requirements of Section 10.01(b).

         (c) Pursuant to Section 5 of the Senior Call Option Agreement and
Section 5 of the Class B-1 Call Option Agreement, the Senior Call Option Holder and the Class B-1 Call Option Holder, respectively, have agreed to deposit into the Distribution Account (by wire transfer in immediately available funds to the Trustee), no later than one (1) Business Day prior to the Call Option Date, the Call Option Purchase Price for each Certificate for which the Senior Call Option Holder or the Class B-1 Call Option Holder, as the case may be, has exercised its Call Option.

         (d) On the Call Option Date, with respect to each Class A-1, Class A-2, Class A-3 and Class B-1 Certificate for which the related Call Option was exercised, the Trustee shall withdraw from the Distribution Account the applicable Call Option Purchase Price and distribute it to the related Certificateholder by wire transfer in immediately available funds for the account of such Certificateholder, or by any other means of payment as specified by such Certificateholder and at the address of such Holder appearing in the Certificate Register, provided that such payment shall only be made after presentation and surrender of the Certificate if the Certificates are no longer held in book-entry form.

         (e) With respect to each Book-Entry Certificate for which the Senior Call Option Holder or Class B-1 Call Option Holder, as applicable, has exercised the related Call Option and deposited the aggregate applicable Call Option Purchase Price into the Distribution Account on the Call Option Date, the transfer of the Ownership Interest in


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
such Book-Entry Certificate to the Senior Call Option Holder or Class
B-1 Call Option Holder, as applicable, as Certificate Owner, shall be effected by the applicable Depository Participant (or the applicable indirect participant in the Depository, as the case may be) upon notice by the Trustee. Upon such transfer, the Certificate Owner of such Book-Entry Certificate prior to such exercise of such Call Option shall cease to have any Ownership Interest in such Book-Entry Certificate on or after the Call Option Date. Notwithstanding any provision herein to the contrary, with respect to each Definitive Certificate for which the Senior Call Option Holder or Class B-1 Call Option Holder, as applicable, has exercised the related Call Option and deposited the aggregate applicable Call Option Purchase Price into the Distribution Account on the Call Option Date, the Holder of such Definitive Certificate prior to such exercise of such Call Option shall be deemed to have surrendered such Definitive Certificate to the Certificate Registrar for transfer to the Senior Call Option Holder or Class B-1 Call Option Holder, as applicable. On the Call Option Date, the Trustee shall cause the Certificate Registrar to note in the Certificate Register the registration of the transfer of such Definitive Certificate to the Senior Call Option Holder or Class B-1 Call Option Holder, as applicable, and the Senior Call Option Holder or Class B-1 Call Option Holder, as applicable, shall be recognized as the Record Holder of such Definitive Certificate. Each Holder of a Class A-1, Class A-2, Class A-3 or Class B-1 Certificate is deemed, by acceptance of any such Certificate, to acknowledge and accept the provisions of this Section 8.17(e).

         The Trustee shall treat each Call Option as a contractual right combined with a regular interest within the meaning of Treasury regulation ss. 1.860G-2(i) and will account for such Call Option separately from the corresponding Class A-1, Class A-2, Class A-3 or Class B-1 Certificate."

         Subsection 2.5. Exhibit C to the Original PSA is hereby amended by adding the following new paragraph to be inserted after the second full paragraph on page C-3:

                  "[This Certificate also incorporates the terms, provisions and conditions of the Class B-1 Call Option Agreement, dated as of July 1, 2001 (the "Class B-1 Call Option Agreement"), entered into by the Trustee on behalf of the Holder of this Certificate, to which agreement the Holder of this Certificate by virtue of its acceptance hereof is deemed to assent and by which such Holder is bound. Under the Class B-1 Call Option Agreement, the Class B-1 Call Option Holder has the right, during the Call Option Period, to require the Holder of this Certificate to sell this Certificate to the Class B-1 Call Option Holder. The Holder of this Certificate, by its acceptance of this Certificate, agrees, upon the exercise by the Class B-1 Call Option Holder of the Class B-1 Call Option in respect of this Certificate, to sell this Certificate to the Class B-1 Call Option Holder on the Call Option Date.] [Applicable to the Class B-1 Certificates only; delete for the Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates]."


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

         SECTION 3.   Effect of Amendment.

         Upon execution of this Amendment, the Original PSA shall be deemed to be, and shall be, modified and amended in accordance herewith and the respective rights, limitations, obligations, duties, liabilities and immunities of the Depositor, the Seller and the Trustee shall hereafter be determined, exercised and enforced subject in all respects to such modifications and amendments, and all the terms and conditions of this Amendment shall be deemed to be part of the terms and conditions of the Original PSA for any and all purposes. Except as modified and expressly amended by this Amendment, the Original PSA is in all respects ratified and confirmed, and all the terms, provisions and conditions thereof shall be and remain in full force and effect.

         SECTION 4.   Binding Effect.

         The provisions of this Amendment shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto and the Holders and subsequent transferees of the Class B-1 Certificates.

         SECTION 5.   Governing Law.

         This Amendment shall be construed in accordance with the substantive laws of the State of New York (without regard to conflict of law principles) and the obligations, rights and remedies of the parties hereto shall be determined in accordance with such laws.

         SECTION 6.   Severability of Provisions.

         If any one or more of the provisions or terms of this Amendment shall be for any reason whatsoever held invalid, then such provisions or terms shall be deemed severable from the remaining provisions or terms of this Amendment and shall in no way affect the validity or enforceability of the other provisions or terms of this Amendment.

         SECTION 7.   Section Headings.

         The section headings herein are for convenience of reference only, and shall not limit or otherwise affect the meaning hereof.

         SECTION 8.   Counterparts.

         This Amendment may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.


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




         IN WITNESS WHEREOF, the Depositor, the Seller and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

                                 GREENWICH CAPITAL ACCEPTANCE, INC.,
                                   as Depositor



                                 By:  /s/ Frank Y. Skibo
                                    -----------------------------------
                                    Name: Frank Y. Skibo
                                    Title: Senior Vice President


                                 GREENWICH CAPITAL FINANCIAL PRODUCTS, INC.,
                                   as Seller



                                 By: /s/ Frank Y. Skibo
                                    ------------------------------------
                                    Name: Frank Y. Skibo
                                    Title: Senior Vice President

                                 BANKERS TRUST COMPANY OF CALIFORNIA, N.A.,
                                   as Trustee



                                 By: /s/ Barbara Campbell
                                   --------------------------------------
                                   Name:  Barbara Campbell
                                   Title:  Assistant Secretary

ACCEPTED AND CONSENTED TO BY:

CEDE & CO., as nominee of

THE DEPOSITORY TRUST COMPANY

By: /s/ John L. Scheuermann
    -----------------------------
    Name:  John L. Scheuermann
    Title: Partner


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